UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: March 6, 2025
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 - Regulation FD Disclosure
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers; Appointment of Certain Officers

On March 6, 2025, Robert Dose, the Chief Financial Officer and Treasurer of Virco Mfg. Corporation (the “Company”), notified the Board of Directors of his retirement from the Company effective April 30, 2025. The Board expressed its deep appreciation and gratitude for Mr. Dose’s 35 years of service and contribution to the Company and its success. Mr. Dose will remain available to consult with the Company from time to time after his retirement on terms to be determined.

Also on March 6, 2025, the Board appointed Bassey Yau, the Company’s current Senior Vice President of Finance, Corporate Controller and Principal Accounting Officer, to succeed Mr. Dose as the Company’s Chief Financial Officer and Treasurer effective upon his retirement. The Board also appointed Ms. Yau as Secretary of the Company effective upon Mr. Dose’s retirement. The Company has not yet determined the terms of Ms. Yau’s compensation as Chief Financial Officer.

Ms. Yau, age 66, joined the Company in 1996 and was named Sr. Vice President of Finance in 2024, after serving as the Company’s Vice President, Corporate Controller, Assistant Secretary and Assistant Treasurer since 2004. Ms. Yau has a bachelor’s degree in accounting from Brooklyn College and a Master of Business Administration degree from Pepperdine University.

There are no arrangements or understandings between Ms. Yau and any other person pursuant to which she was selected as an officer, there are no family relationships between Ms. Yau and any director or other officer of the Company, and there are no related party transactions between the Company and Ms. Yau.

Item 7.01 Regulation FD Disclosure.

On March 6, 2025, the Company’s Board of Directors declared a cash dividend for its fourth fiscal quarter of $0.025 on each outstanding share of common stock. The dividend is payable on April 11, 2025 to stockholders of record of the common stock as of the close of business on March 26, 2025.

While the Company currently intends to pay future dividends on a quarterly basis, following review and approval by the Board of Directors, the declaration and payment of future dividends, as well as the amounts thereof, are subject to the discretion of the Board as well as restrictive covenants in the Company’s lending agreements. There can be no assurance that the Company will declare and pay dividends in future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: March 12, 2025	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors